UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

SCOPUS BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39788	82-1248020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 300

New York, New York 10170

(Address of principal executive offices)

(212) 479-2513

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCPS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 16, 2022, the Audit Committee of the Board of Directors of Scopus BioPharma Inc. (the “Company”) was informed by its independent registered public accounting firm, Citrin Cooperman & Company, LLP (“Citrin”), of Citrin’s decision to decline reappointment as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

The principal accountant’s reports of Citrin on the consolidated financial statements of the Company as of and for the years ended December 31, 2020, and December 31, 2019, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports contained a paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

During the years ended December 31, 2020 and December 31, 2019 and subsequent interim periods through February 16, 2022, there were no disagreements with Citrin on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which if not resolved to Citrin’s satisfaction would have caused Citrin to make reference thereto in connection with their reports on the consolidated financial statements for such years. During the years ended December 31, 2020, and December 31, 2019, and subsequent interim periods through February 16, 2022, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Citrin with a copy of the foregoing disclosure and requested Citrin to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by Citrin, dated February 18, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Audit Committee has begun the process of searching for a new registered independent public accounting firm and will file a Current Report on Form 8-K upon the engagement of a new firm. No assurance can be given as to when a new firm might be selected, including whether one will be engaged to enable the Company to file its audited consolidated financial statements for the year ended December 31, 2021 in a timely manner.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Citrin Cooperman & Company, LLP to the Securities and Exchange Commission dated February 18, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOPUS BIOPHARMA INC.

Dated: February 18, 2022	By:	/s/ Joshua R. Lamstein
Joshua R. Lamstein
Chairman